UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 14, 2024
Date of Report (date of earliest event reported)

Beyond, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-41850	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

799 W. Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

 (801) 947-3100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BYON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Division Chief Executive Officer of Bed Bath & Beyond

On June 17, 2024, Beyond, Inc. (the “Company”) announced that, in connection with changes to its leadership structure, the employment of Chandra Holt as the Division Chief Executive Officer of Bed Bath & Beyond and co-principal executive officer ceased, effective as of June 14, 2024 (the “Effective Date”). The Company expects to enter into a separation agreement with Ms. Holt, containing a general release of claims in exchange for certain separation benefits.

President

On the Effective Date, the Company’s board of directors (the “Board”) appointed Dave Nielsen, the Company’s Division Chief Executive Officer, Overstock and co-principal executive officer, to serve as the Company’s President and principal executive officer, effective as of the Effective Date. A description of each of the items required to be disclosed by Item 5.02(c)(2) of Form 8-K can be found in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2024, and the Company’s Definitive Proxy Statement, filed with the SEC on March 28, 2024, and is incorporated by reference herein.

Organizational Changes

The Company also announced additional organizational changes to its leadership structure and composition, effective immediately. These include elimination of the co-chief executive officer roles, elimination of the dual chief merchant roles, and the streamlining of various functions across the organization.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements regarding executive transitions, related separation benefits, our organizational structure, and the timing of any of the foregoing. Actual results could differ materially for a variety of known and unknown risks, uncertainties, and other important factors including but not limited to those included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 23, 2024, on Form 10-Q for the quarter ended March 31, 2024, filed with the SEC on May 8, 2024, and in our subsequent filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND, INC.

By:	/s/ Adrianne B. Lee
Adrianne B. Lee
Chief Financial & Administrative Officer
Date:	June 17, 2024